                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

                         Under Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


            Date of Report
(Date of earliest event reported):                 August 22, 1997


                          MARRIOTT INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                            (State of incorporation)

                 1-12188                              52-0936594
         (Commission File No.)             (IRS Employer Identification No.)

 10400 Fernwood Road, Bethesda, Maryland                 20817
 (Address of principal executive offices)              (Zip Code)


      Registrant's telephone number, including area code:  (301) 380-3000



         (Former name or former address, if changed since last report)

Item 5 - Other Events.

     BENEFICIAL OWNERSHIP OF CERTAIN LIQUID YIELD OPTION NOTES. Certain holders of the Registrant's zero coupon subordinated Liquid Yield Option Notes due 2011 (the "LYONs") have recently notified the Registrant that they beneficially own the principal amounts at maturity of LYONs shown below, which they may from time to time offer and sell pursuant to the Registrant's Registration Statement No. 333-03795 under the Securities Act of 1933, as amended, relating to the LYONs and the Prospectus dated October 9, 1996 included therein. For convenience of the reader, the following table sets forth beneficial ownership information received by the Registrant since August 22, 1997, as well as all beneficial ownership of LYONs which the Registrant has previously shown in reports filed under the Securities and Exchange Act of 1934 (the "Exchange Act") since
October 9, 1996:

                                                                   Principal Amount
                                                                     at Maturity
                                                                       of LYONs
                                                                   ----------------
BZW Securities Limited(1)(2)........................................    $50,000,000
Care America Life Insurance Company(1)(3)...........................    $    70,000
Delta Air Lines Master Trust(1)(2)..................................    $ 5,600,000
Donaldson Lufkin & Jenrette Securities Corp.(3).....................    $ 5,000,000
Hughes Aircraft Company Master Retirement Trust(1)(3)...............    $ 1,600,000
Lazard Freres & Co. LLC(3)..........................................    $   500,000
McMahan Securities Co. L.P.(3)......................................    $ 5,000,000
OCM Convertible Trust(1)(2).........................................    $ 8,140,000
SBC Warburg, Inc.(1)(2).............................................    $20,136,000
State Employees' Retirement Fund of the State of Delaware(1)(2).....    $ 2,020,000
State of Connecticut Combined Investment Funds(1)(2)................    $ 6,480,000
TCW Convertible Securities Fund, Inc.(1)(2).........................    $ 5,105,000
Transguard Insurance of America, Inc.(1)(3).........................    $   100,000
United Teacher Associates Insurance Company(1)(3)...................    $   200,000

____________________

(1)  Previously shown in the Registrant's Exchange Act reports.
(2) Represents a change from the amount of LYONs disclosed to the Registrant prior to October 9, 1996.
(3) These holders did not disclose their LYONs holdings to the Registrant prior to October 9, 1996.

                                   SIGNATURES

     Under the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MARRIOTT INTERNATIONAL, INC.



                                    By:  /s/ Stephen E. Riffee
                                         ---------------------------
                                         Stephen E. Riffee
                                         Vice President, Finance and
                                         Chief Accounting Officer

Date: September 5, 1997

                                       3